AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1999 1933 ACT FILE NO. 333-_____
1940 ACT FILE NO. 811- 09559
=============================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-2


     [X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     [ ]      AMENDMENT No. __

                               ------------------


                            EMIGRANT SECURITIES CORP.
               (Exact Name of Registrant as Specified in Charter)

                            C/O EMIGRANT SAVINGS BANK
                               5 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 850-4000

                           Daniel C. Hickey, Jr., Esq.
                              EMIGRANT SAVINGS BANK
                               5 East 42nd Street
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                   COPIES TO:
                           Douglas J. McClintock, Esq.
                             Thacher Proffitt & Wood
                        2 World Trade Center, 40th Floor
                            New York, New York 10048

                               ------------------

===========================================================================
                            EMIGRANT SECURITIES CORP.
                              CROSS-REFERENCE SHEET
           (PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933)
                            PART A & B OF PROSPECTUS*

ITEM  CAPTION                                                                                      LOCATION
----  -------------                                                                                --------


1.        Outside Front Cover......................................................................Not Applicable
2.        Cover Pages; Other Offering Information..................................................Not Applicable
3.        Fee Table and Synopsis...................................................................Not Applicable
4.        Financial Highlights.....................................................................Not Applicable
5.        Plan of Distribution.....................................................................Not Applicable
6.        Selling Shareholders.....................................................................Not Applicable
7.        Use of Proceeds..........................................................................Not Applicable
8.        General Description of the Registrant..........................................................Summary;
                                                                                       Emigrant Securities Corp.;
                                                                                         Investment Objective and
                                                                                     Policies; Description of the
                                                                                 Capital Stock --  Voting Rights;
                                                                                      Organizational Requirements
9.       Management......................................................................Management and Servicing
10.      Capital Stock, Long-Term Debt, and Other Securities...................Investment Objective and Policies;
                                                                                 Description of the Capital Stock
11.      Defaults and Arrears on Senior Securities.................................................Not Applicable
12.      Legal Proceedings.........................................................................Not Applicable
13.      Table of Contents of the Statement
                 of Additional Information.........................................................Not Applicable
14.      Cover Page................................................................................Not Applicable
15.      Table of Contents.........................................................................Not Applicable
16.      General Information and History...........................................................Not Applicable
17.      Investment Objective and Policies.....................................Investment Objective and Policies;
                                                                              Risk Factors -- Incurrence of Debt;
18.      Management......................................................................Management and Servicing
19.      Control Persons and Principal Holders of Securities...........................Emigrant Securities Corp.;
                                                                         Relationship with Emigrant Resource Corp.
                                                                              and the Bank; conflicts of interest
20.      Investment Advisory and Other Services.....................................Management and Other Services
21.      Brokerage Allocation and Other Practices..................................................Not Applicable
22.      Tax Status.....................................................Certain Federal Income Tax Considerations
23.      Financial Statements................................................................Financial Statements

---------------------------
* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. The Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

                   EMIGRANT SECURITIES CORP. AND ITS BUSINESS

GENERAL

         Emigrant Securities Corp. is a newly organized, diversified, closed-end management investment company. Emigrant Securities Corp. is a subsidiary of Emigrant Portfolio Resource Corp. ("Emigrant Resource Corp."), which in turn is a wholly-owned subsidiary of Emigrant Savings Bank, a stock savings bank chartered under the laws of the State of New York ("Bank"). The Bank is a wholly-owned subsidiary of Emigrant Bancorp Inc., a Delaware Corporation ("Bancorp"). The Bank established Emigrant Securities Corp. as a Delaware corporation and Emigrant Resource Corp. as a New York corporation, each to be considered as an operating subsidiary of the Bank under the Banking Law of New York ("Banking Law"). Emigrant Securities Corp. and Emigrant Resource Corp. each maintain their respective offices at the executive headquarters of the Bank, 5 East 42nd Street, New York, New York 10017.


         THE EXCHANGE AND OFFERING. On September 30, 1999, Emigrant Securities Corp. exchanged 1,000 shares of its common stock, par value $0.01 per share ("Common Stock"), representing 100% of the issued and outstanding Common Stock, and 800 shares of its 10% Cumulative Series A Preferred Stock, par value $0.01 per share ("Series A Preferred Stock") representing in excess of 80% of the outstanding Series A Preferred Stock, for assets valued at approximately $930,262,937 with Emigrant Resource Corp. ("Initial Capital Contribution"). On September 30, 1999, Emigrant Securities Corp. also sold 125 shares of its Series A Preferred Stock at a price of $1,000 per share through a private placement, pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended, primarily to directors and senior officers of the Bank and direct and indirect subsidiaries of the Bank, and to certain other persons selected by the Emigrant Securities Corp. (hereinafter the sale of 125 shares of Series A Preferred Stock will be called the "Offering"). Emigrant Securities Corp. currently does not intend to sell any more of its capital stock.

         CORPORATE STRUCTURE.   On June 17, 1999, Emigrant Resource Corp. was
incorporated in New York. On August 12, 1999, Emigrant Securities Corp. was incorporated in Delaware.

         CAPITAL STRUCTURE. Emigrant Resource Corp. owns 100% of the Common Stock and in excess of 80% of the Series A Preferred Stock. The persons who subscribed in the Offering own less than 20% of the issued and outstanding Series A Preferred Stock. The Bank owns 100% of the common stock, par value $0.01 per share, of Emigrant Resource Corp.

         TAXATION. Emigrant Securities Corp. will elect to be taxed as a Regulated Investment Company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code") and generally will not be subject to federal income tax to the extent that it distributes its earnings to its stockholders and maintains its qualification as a RIC. Emigrant Securities Corp. currently expects to pay an aggregate amount of dividends with respect to its outstanding shares of capital stock equal to approximately 100% of Emigrant Securities Corp.'s "investment company taxable income" (excluding net capital gains). In order to remain qualified as a RIC, Emigrant Securities Corp. must distribute annually at least 90% of its "investment company taxable income" (excluding net capital gains) to stockholders. See "FEDERAL INCOME TAX CONSIDERATIONS."

         DIVIDENDS. Dividends will be declared at the discretion of the Board of Directors of Emigrant Securities Corp. ("Board of Directors") after considering Emigrant Securities Corp.'s distributable funds, financial requirements, tax considerations and other factors. Because (i) Emigrant Securities Corp. expects the majority of the investment assets held by Emigrant Securities Corp. to be interest bearing and (ii) the Series A Preferred Stock represents substantially less than 1% of Emigrant Securities Corp.'s capitalization, both its cash available for distribution and its "investment company taxable income" will be substantially in excess of amounts needed to pay dividends on the Series A Preferred Stock, even in the event of a significant drop in interest rate levels. Accordingly, Emigrant Securities Corp. intends, after paying all accrued dividends on the Series A Preferred Stock for the current dividend period, to pay dividends as determined by its Board of Directors to Emigrant Resource Corp. as the sole holder of the Common Stock. See "DESCRIPTION OF CAPITAL STOCK-- SERIES A PREFERRED STOCK -- DIVIDENDS AND DISTRIBUTIONS."

                                  RISK FACTORS

NO OPERATING HISTORY

         Emigrant Securities Corp. has no operating history and has not previously managed assets or operated as a RIC under the Code. Emigrant Securities Corp. will be subject to some of the risks inherent in establishing any new business enterprise, such as being highly dependent on its management. Because Emigrant Securities Corp. is a new entity, prospective purchasers of the Series A Preferred Stock do not have access to the same type of information in assessing their proposed investment as would be available to them if Emigrant Securities Corp. had a prior operating history.

INVESTMENT ADVISOR

         Emigrant Securities Corp. will not be managed like a typical closed-end investment company. Emigrant Securities Corp. will be internally managed by its Board of Directors and its officers and will not have any separate investment adviser. See "MANAGEMENT AND SERVICING -- DIRECTORS AND EXECUTIVE OFFICERS."


BANK REGULATORY RESTRICTIONS

         The Bank is subject to the rules and regulations of the New York Banking Department ("Banking Department") as a stock savings bank chartered under the laws of the State of New York. The Bank is subject to the rules and regulations of the Federal Deposit Insurance Corporation ("FDIC") as an insured depository institution under the Federal Deposit Insurance Act, as amended. Bancorp, the holding company for the Bank, is subject to the rules and regulations of the Board of Governors of the Federal Reserve System ("FRB") as a bank holding company under the Bank Holding Company Act of 1956, as amended. Because Emigrant Securities Corp. is an indirect subsidiary of the Bank and Bancorp, the Banking Department, the FDIC and the FRB (together, the "Banking Regulators") will have the right to examine Emigrant Securities Corp. and its activities. Formation of Emigrant Securities Corp. is subject to the non-objection of the Banking Regulators. If the Banking Regulators object to the formation of Emigrant Securities Corp. or require certain changes to Emigrant Securities Corp.'s structure, Emigrant Securities Corp. may fail to qualify as a RIC.

         In addition, under certain circumstances, including any determination that the Bank's relationship to Emigrant Securities Corp. results in an unsafe and unsound banking practice, the Banking Regulators will have the authority to issue orders which could restrict the ability of Emigrant Securities Corp. to transfer assets, to make distributions to its stockholders (including dividends to the holders of the Series A Preferred Stock) or to redeem shares of the Series A Preferred Stock. Such actions could potentially result in Emigrant Securities Corp. failing to qualify as a RIC.

RELATIONSHIP WITH EMIGRANT RESOURCE CORP. AND THE BANK; CONFLICTS OF INTEREST

         The Bank and its direct and indirect subsidiaries will be involved in virtually every aspect of Emigrant Securities Corp.'s existence. The Bank is the sole stockholder of Emigrant Resource Corp. and Emigrant Resource Corp. is the holder of 100% of the issued and outstanding shares of the Common Stock and in excess of 80% of the issued and outstanding shares of the Series A Preferred Stock. It is possible that the Bank or a direct or indirect subsidiary of the Bank will service assets or mortgage loans held as investments by Emigrant Securities Corp. See

"MANAGEMENT AND OTHER SERVICES." In addition, all of the officers and several of the directors of Emigrant Securities Corp. are officers or directors of the Bank. As the sole shareholder of Emigrant Resource Corp., which holds 100% of the Common Stock and holds at least 80% of the outstanding Series A Preferred Stock, the Bank will have the right to elect all of the directors of Emigrant Securities Corp. and to effectively control any vote involving the holders of the Series A Preferred Stock. Either Emigrant Resource Corp. or the Bank could cause the Certificate of Designations, Preferences and Rights of the Series A Preferred Stock of Emigrant Securities Corp. ("Certificate of Designations") to be amended in a manner that would adversely affect the rights of the other holders of the Series A Preferred Stock. Neither Emigrant Resource Corp. nor the Bank currently intends to amend the Certificate of Designations in any manner that would adversely affect the rights of the other holders of the Series A Preferred Stock. However, there can be no assurance that they will not do so in the future.

REDUCTION OF CASH FLOW TO SERVICE THE SERIES A PREFERRED STOCK

         Although Emigrant Securities Corp. currently has no intention of distributing or selling any of the assets received in the initial capital contribution, the Certificate of Incorporation of Emigrant Securities Corp. ("Certificate of Incorporation") does not prohibit Emigrant Securities Corp. from taking such action. Should Emigrant Securities Corp. distribute a substantial portion of the assets from the initial capital contribution, Emigrant Securities Corp. would derive less annual income from such assets, which may cause less cash to be available for distribution to the holders of the Series A Preferred Stock.

FAILURE TO QUALIFY AS A RIC

         Emigrant Securities Corp. intends to operate so as to qualify as a RIC under the Code. Although Emigrant Securities Corp. believes that it will so qualify, no assurance can be given that Emigrant Securities Corp. will so qualify. Qualification as a RIC involves the application of highly technical and complex Code provisions and provisions of the Investment Company Act of 1940, as amended ("Investment Company Act") for which there are only limited judicial and administrative interpretations. The determination of various factual matters and circumstances, not entirely within Emigrant Securities Corp.'s control, may affect Emigrant Securities Corp.'s ability to qualify as a RIC. The Bank expects that Deloitte & Touche LLP ("Deloitte & Touche") will work with the Bank to help ensure that the RIC operates in compliance with its intended purpose and to address any unforeseen business, structural or tax law changes that occur within one year of the RIC's implementation date. If in any taxable year Emigrant Securities Corp. fails to qualify as a RIC, Emigrant Securities Corp. would not be allowed a deduction for distributions to stockholders in computing its taxable income and consequently would be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at the highest corporate rate. In addition, Emigrant Securities Corp. may be subject to personal holding company taxes because Emigrant Securities Corp. is expected to be a personal holding company. As a result, the amount available for distribution to Emigrant Securities Corp.'s stockholders would be reduced for the year or years involved.

INCURRENCE OF DEBT

         Emigrant Resource Corp. currently intends to use borrowings, repurchase agreements and other extensions of credit in making a substantial portion of the investments that will, upon the initial capital contribution to Emigrant Securities Corp., constitute the investment assets of Emigrant Securities Corp. It has not yet been determined as to the extent to which such borrowings, repurchase agreements or other extensions of credit will be assumed by Emigrant Securities Corp. or the extent to which Emigrant Securities Corp. will utilize borrowings, repurchase agreements and other extensions of credit in making investments in the future. Should Emigrant Securities Corp. elect to utilize borrowings, repurchase agreements or other extensions of credit in making investments in the future, the rights of the holders of the Series A Preferred Stock will be subordinate to the rights of Emigrant Securities Corp.'s creditors. In addition, depending on the terms of the indebtedness, the amount of cash available for distribution to stockholders may be reduced. The Bank will neither lend funds or otherwise extend credit on behalf of Emigrant Securities Corp. nor guarantee Emigrant Securities Corp.'s obligations except as permitted under the Investment Company Act or by the Securities and Exchange Commission ("SEC").

REDEMPTION

         The Series A Preferred Stock is not redeemable, except upon the occurrence of a Tax Event (as defined below in "DESCRIPTION OF CAPITAL STOCK -- COMMON STOCK -- REDEMPTION"). Emigrant Securities Corp. will have the right, at any time after the occurrence of a Tax Event to redeem the shares of the Series A Preferred Stock, in whole, but not in part, at a redemption price of $1,000 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

RESTRICTIONS ON TRANSFER AND NO TRADING MARKET

         The Certificate of Incorporation, Certificate of Designations, the Bylaws and the policies of Emigrant Securities Corp. contain restrictions on transfer of the securities offered hereby, including the restriction that no person may transfer shares of the Series A Preferred Stock if such transfer would result in the outstanding Common Stock and the Series A Preferred Stock to be beneficially owned by less than 100 persons. Consequently, an investor must be prepared to bear the economic risks of the Offering for an indefinite period of time. Emigrant Securities Corp. will have less than 200 stockholders. Shares of the Series A Preferred Stock will not be listed on any securities exchange or the Nasdaq Stock Market. Because the Series A Preferred Stock contains such restrictions on transfer and will not be listed on any securities exchange, no trading market is expected to develop therefor.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

         The investment objective of Emigrant Securities Corp. is to provide current income to shareholders using the income generated from the receipt of interest or dividends from its investment portfolio. Emigrant Securities Corp. intends to pay holders of Series A Preferred Stock a periodic dividend based on the income generated from its investment portfolio. See "SERIES A PREFERRED STOCK -- DIVIDENDS AND DISTRIBUTION." Emigrant Securities Corp. intends to distribute 90% of its "investment company taxable income." See "FEDERAL INCOME TAX CONSIDERATIONS."

INVESTMENT POLICIES AND SECURITIES

         The Certificate of Incorporation authorizes Emigrant Securities Corp. to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law ("DGCL"). To meet its investment objective, Emigrant Securities Corp. intends to invest and reinvest its assets primarily in securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), securities which are direct obligations of the United States or any of its instrumentalities, or for which the full faith and credit of the United States or any of its instrumentalities is pledged to provide for the payment of interest or principal, commercial real estate loans, residential real estate loans and similar types of investments and any other investments that are permissible investments for a New York stock savings bank or an operating subsidiary of New York stock savings bank (collectively, "Investment Assets"). It is not expected that Emigrant Securities Corp.'s annual portfolio turnover rate will exceed 5%.

         Emigrant Securities Corp. intends to qualify as a RIC for federal income tax purposes under the Code, commencing with the taxable year ending December 31, 1999. Because Emigrant Securities Corp. will make an election to be taxed as a RIC pursuant to Section 851 of the Code, Emigrant Securities Corp. will not engage in any activities other than those that are permissible for a RIC pursuant to Code Sections 851 through 855 and the Investment Company Act, such as the holding of securities, loans, investment securities and other assets permissible for a RIC. The initial capital contribution by Emigrant Resource Corp. to Emigrant Securities Corp. on September 30, 1999, consisted of such assets.

         To maintain such a portfolio it is expected that, in the future, Emigrant Securities Corp. may purchase additional assets from the Bank, direct or indirect subsidiaries and affiliates of the Bank or unrelated third parties, subject to restrictions under the Investment Company Act and based upon investment policies adopted by the Board of Directors (these policies are expected to be consistent with the Bank's current lending, underwriting and investment policies). If Emigrant Securities Corp. purchases loans from the Bank or a subsidiary of the Bank (including Emigrant Resource Corp.), it will do so only on an arms-length basis pursuant to a loan purchase agreement with the intention of maintaining parity of loan quality between the Bank's and Emigrant Securities Corp.'s loan portfolios.

         RIC ASSET TESTS. At the end of each quarter of the taxable year (a) at least 50% of the value of Emigrant Securities Corp.'s assets must consist of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of Emigrant Securities Corp.'s assets and 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of Emigrant Securities Corp.'s assets may be invested in the securities of one issuer (other than U.S. Government securities or securities of other RICs), or of two or more issuers that are controlled by Emigrant Securities Corp. and are engaged in the same or similar or related traded or businesses ("RIC Asset Test"). Emigrant Securities Corp. expects to maintain a portfolio of Investment Assets that satisfies the RIC Asset Test.

         After initially meeting the RIC Asset Test at the close of its first quarter, Emigrant Securities Corp. will not lose its status as a RIC if it fails to satisfy the RIC Asset Test at the end of a later quarter solely by reason of changes in asset values. If the failure to satisfy the RIC Asset Test results from an acquisition of securities or other property during a quarter, the failure can be cured by the disposition of sufficient nonqualifying assets within 30 days after the close of that quarter. Emigrant Securities Corp. intends to maintain adequate records of the value of its assets to ensure compliance with the RIC Asset Test, and to take such action within 30 days after the close of any quarter as may be required to cure any noncompliance, but no assurance can be given that the RIC Asset Test will be met.

         INVESTMENT COMPANY ASSET TESTS. Under the Investment Company Act, a company is exempt from registration as, and cannot voluntarily register as, an investment company if (i) at least 55% of the company's assets consist of what are defined as "real estate assets" (generally defined to include real estate fee interests, whole real estate loans secured exclusively by real estate, whole-pool mortgage certificates issued by Ginnie Mae, Fannie Mae, or Freddie Mac and certain participation interests in real property) and (ii) at least 25% of the company's remaining assets consist of real estate assets or what are defined to be "real estate-related assets" (generally defined to include participation interests where the holder does not have the right to foreclose, loans that are only partially secured by real estate and partial-pool mortgage certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac). To the extent that more than 55% of a company's portfolio is invested in real estate assets, the company can hold proportionately less real estate-related assets and still fall within the exemption, as long as at least 80% of the assets are real estate assets or real estate-related assets. Accordingly, in order for Emigrant Securities Corp. to register as an investment company - that is, to not be exempt from registration under the Investment Company Act - it must assure that, at all relevant times, either (x) the amount of its real estate assets constitute less than 55% of its total assets or (y) the aggregate amount of its real estate assets and real estate-related assets constitute less than 80% of its total assets. Emigrant Securities Corp. expects to assure that the Investment Assets meet the requirement in (x) or (y) above at all relevant times ("Investment Company Asset Tests"). For instance, 100% of Emigrant Securities Corp's Investment Assets may consist of partial-pool certificates issued by Ginnie Mae, which would satisfy (x) above, permitting Emigrant Securities Corp. to register as an investment company. Alternatively, if at least 20.1% of Emigrant Securities Corp's Investment Assets consist of securities that are neither real estate assets nor real estate-related assets (y) above would be satisfied, permitting Emigrant Securities Corp. to register as an investment company.

CHANGES IN INVESTMENT POLICIES

         The officers and directors of Emigrant Securities Corp. may not make changes in the investment policies of Emigrant Securities Corp. which will result in Emigrant Securities Corp. failing either the RIC Asset Test or both of the Investment Company Asset Tests, without the vote of the majority of the outstanding voting securities. The officers and directors of Emigrant Securities Corp. may make any changes in the investment policies of Emigrant Securities Corp., without the vote of the majority of the outstanding vote of securities of Emigrant Securities Corp., as long as such changes ensure compliance of the RIC Asset Test and one of the Investment Company Asset Tests.

                          MANAGEMENT AND OTHER SERVICES

DIRECTORS AND EXECUTIVE OFFICERS

         Upon its formation, the incorporator of Emigrant Securities Corp. appointed the initial Board of Directors, which consists of seven directors, certain of whom are officers and directors of the Bank and officers of Emigrant Securities Corp. Emigrant Securities Corp. will have at least one officer who devotes substantial business time to its operations and management and additional officers who are experienced in asset management and investments some of whom will likely be directors and/or officers of the Bank. All investment decisions will be made by the officers designated by the Board of Directors, consistent with Emigrant Securities Corp.'s investment policies. The Bank will neither lend funds or otherwise extend credit on behalf of Emigrant Securities Corp. nor guarantee Emigrant Securities Corp.'s obligations except as permitted under the Investment Company Act or by the SEC. See "INVESTMENT OBJECTIVES AND POLICIES."

         The following seven individuals serve as the members of the Board of Directors of Emigrant Securities Corp. Unless otherwise indicated, the business address of each of the following directors is 5 East 42nd Street, New York, NY 10017. A director who is an "interested person" of Emigrant Securities Corp., as defined in the Investment Company Act, is indicated by an asterisk (*):

                                    Position held                      Principal Occupation
Name, Address                       With the Registrant                During Past 5 Years
-------------                       -------------------                ---------------------

(1) Philip L. Milstein*             (1) Director                       (1)  Director and Officer of Bank and Bancorp

(2) Stephen Goldsmith*              (2) Director                       (2)  Director and Officer of Bank and Bancorp

(3) Gilbert S. Stein*               (3) Director, President and        (3)  Director and Officer of Bank and Bancorp
                                        Chief Executive Officer

(4) Michael J. Jackson              (4) Director                       (4)  President of Emigrant Mortgage
                                                                            Company, Inc., subsidiary of the Bank

(5) Michael Kahmann                 (5) Director                       (5)  President of Emigrant Business Credit
                                                                            Corp., subsidiary of the Bank

(6) Richard Wald                    (6) Director                       (6)  President of Emigrant Funding Corp.,
                                                                            subsidiary of the Bank



                                       -6-




(7) Douglas J. McClintock           (7) Director                       (7)  Partner of Thacher Proffitt & Wood
    Thacher Proffitt & Wood                                                 counsel to the Bank and Emigrant
    2 World Trade Center                                                    Securities Corp.
    New York, NY 10048

         The principal officers of Emigrant Securities Corp. are as follows. Unless indicated the business address of each of the following officers is 5 East 42nd Street, New York, NY 10017. An officer who is an "interested person" of Emigrant Securities Corp., as defined in the Investment Company Act, is indicated by an asterisk (*):


                                    Position held                      Principal Occupation
Name, Address                       With the Registrant                During Past 5 Years
-------------                       -------------------                ---------------------

(1) Gilbert S. Stein*               (1) Director, President and        (1) Director and Officer of Bank and Bancorp
                                        Chief Executive Officer

(2) John R. Hart*                   (2) Senior Vice President          (2) Officer of Bank and Bancorp

(3) Daniel C. Hickey*               (3) Senior Vice President          (3) Officer of Bank and Bancorp
                                        and Secretary

(4) Francis R. May*                 (4) Senior Vice President          (4) Officer of Bank and Bancorp
                                        and Treasurer

(5) Jansen Noyes, III*              (5) Senior Vice President          (5) Officer of Bank and Bancorp

(6) James C. Woolsey*               (6) Executive Vice President       (6) Officer of Bank and Bancorp

COMPENSATION

         Officers and Directors of Emigrant Securities Corp. are compensated according to an expense sharing agreement by and between the Bank, Emigrant Resource Corp. and Emigrant Securities Corp. and the compensation is based on the amount of time spent working at Emigrant Securities Corp. not on the portfolio performance or any percentages of the portfolio.

SERVICING

         It is expected that the Investment Assets held by Emigrant Securities Corp. that require servicing will continue to be serviced by the existing servicers, which may include the Bank or its direct or indirect subsidiaries.

LOAN PURCHASE AND SERVICING AGREEMENT

         The Bank, Emigrant Resource Corp., and Emigrant Mortgage Company, Inc., a subsidiary of Emigrant Savings Bank ("Mortgage Corp.") have entered into an agreement whereby the Bank contributed certain mortgage loans ("Mortgage Loans") to Emigrant Resource Corp., Emigrant Resource Corp. agreed to buy such Mortgage Loans and Mortgage Corp. agreed to service such Mortgage Loans. Emigrant Resource Corp. acquired the Mortgage Loans with common stock, par value $0.01, of Emigrant Resource Corp. The initial value of the Mortgage Loans contributed to Emigrant Resource Corp. totaled approximately $501,079,591.

                        DESCRIPTION OF THE CAPITAL STOCK

COMMON STOCK

         GENERAL. Emigrant Securities Corp. is authorized to issue up to 1,100 shares of Common Stock, 1,000 of which are issued, outstanding and held by Emigrant Resource Corp. Emigrant Resource Corp. intends that, so long as any shares of the Series A Preferred Stock are outstanding, it will maintain direct or indirect ownership of at least 80% of the issued and outstanding Common Stock. All shares of Common Stock are equal as to dividends, distributions and voting privileges.

         DIVIDENDS. Holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor; PROVIDED, that so long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions (including redemptions and purchases) may be made with respect to the Common Stock unless full dividends on the shares of all series of preferred stock of Emigrant Securities Corp. ("Preferred Stock"), including accumulations, have been paid. In order to remain qualified as a RIC, Emigrant Securities Corp. must distribute annually at least 90% of its annual "investment company taxable income" within the meaning of the Code (not including net capital gains) to stockholders.

         VOTING RIGHTS. Subject to the rights, if any, of the holders of any class or series of Preferred Stock, all voting rights are vested in the Common Stock. The holders of Common Stock are entitled to one vote per share. All of the issued and outstanding shares of Common Stock are currently held by Emigrant Resource Corp.

         RIGHTS UPON LIQUIDATION. In the event of the liquidation, dissolution or winding up of Emigrant Securities Corp., whether voluntary or involuntary, after there have been paid or set aside for the holders of all series of Preferred Stock, the full preferential amounts to which such holders are entitled, the holders of Common Stock will be entitled to share equally and ratably in any assets remaining after the payment of all debts and liabilities.

         OTHER RIGHTS. The holders of Common Stock will have no preemptive, conversion or other subscription rights, except as provided for in the DGCL, the Certificate of Incorporation or the Certificate of Designations.

PREFERRED STOCK -- GENERAL

         Emigrant Securities Corp. currently is authorized by the Certificate of Incorporation to issue up to 1,000 shares of Preferred Stock. The Board of Directors has broad authority to designate and establish the terms of one or more series of Preferred Stock. Among other matters, the Board of Directors is authorized to establish voting powers, designations, preferences and special rights of each such series and any qualifications, limitations and restrictions thereon.

SERIES A PREFERRED STOCK

         The following summary sets forth the material terms and provisions of the Series A Preferred Stock, and is qualified in its entirety by reference to the terms and provisions of the Certificate of Designations and the Certificate of Incorporation.

         GENERAL. The Series A Preferred Stock is a series consisting of 1,000 shares. Emigrant Resource Corp. owns 800 shares of the Series A Preferred Stock. Directors and senior officers of the Bank and of direct and indirect subsidiaries of the Bank, and certain other persons selected by Emigrant Securities Corp. own an aggregate of 125 shares of the Series A Preferred Stock. Seventy-five shares of the Series A Preferred Stock remain authorized but unissued. Emigrant Securities Corp. currently does not intend to issue such shares. The Series A Preferred Stock are fully paid and nonassessable. The rights of the holders of the Series A Preferred Stock are subordinate to the rights of Emigrant Securities Corp.'s general creditors. The Series A Preferred Stock is perpetual in duration. The holders of the Series A Preferred Stock have no preemptive rights with respect to any shares of the capital stock of Emigrant Securities Corp. or any other securities of Emigrant Securities Corp. convertible into or carrying rights or options to purchase any such shares. The Series A Preferred Stock is not convertible into shares of Common Stock or any other series of capital stock of Emigrant Securities Corp., is not subject to any other series of capital stock of Emigrant Securities Corp. and is not subject to any sinking fund or other obligation of Emigrant Securities Corp. for its repurchase or retirement.

         DELIVERY AND FORM. Shares of the Series A Preferred Stock were issued and delivered in the form of registered certificates ("Certificates") upon receipt of a properly completed and executed subscription form together with the applicable aggregate purchase price. The Certificates may be transferred in whole, but not in part. Ownership of the Certificates will be shown on, and the transfer of that ownership will be effected only through, records maintained by Emigrant Securities Corp.

         Emigrant Securities Corp. may at any time determine not to have the Series A Preferred Stock represented by the Certificates. In either instance, an owner of a beneficial interest in the Certificates will be entitled to have a number of the Series A Preferred Stock equal to such beneficial interest registered in his or her name and will be entitled to physical delivery of such Series A Preferred Stock in definitive form.

         RANK. Emigrant Securities Corp. may not issue any other series of Preferred Stock ranking senior to the Series A Preferred Stock as to the payment of dividends or upon liquidation or any other series of any equity securities ranking senior to the Series A Preferred Stock as to the payment of dividends or upon liquidation. Emigrant Securities Corp. may issue shares of Common Stock and any other series of Preferred Stock on a parity with the Series A Preferred Stock as to the payment of dividends or upon liquidation.

         DIVIDENDS AND DISTRIBUTIONS. Dividends shall accrue daily on each share of the Series A Preferred Stock for each dividend payment period at the rate of 10.0% PER ANNUM (multiplied by the $1,000 liquidation preference per share), or $100.00 per share PER ANNUM, from the date of its issuance to and including the last day of the calendar quarter of such issuance and for each dividend payment period, commencing on April 1, July 1, October 1 and January 1, as the case may be, of each year and ending on and including the day next preceding the first day of the next such dividend payment period (each a "Dividend Period"). Such dividends started accruing on September 30, 1999 and shall be payable when, as and if declared by the Board of Directors and out of funds of Emigrant Securities Corp. legally available for the payment of dividends, on the 15th day of April, July, October and the last business day of December of each year (each a "Dividend Payment Date") for the dividend periods ending December 31, March 31, June 30 and September 30, respectively, commencing October 15, 1999 with respect to the initial Dividend Period. Dividends will accrue from the first day of each Dividend Period, whether or not declared or paid for the prior Dividend Period. Each such dividend shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the books of Emigrant Securities Corp. on such record dates, not exceeding 30 days preceding the Dividend Payment Dates thereof, as shall be fixed by the Board of Directors or by a duly authorized committee thereof.

         No dividends shall be declared or paid or set apart for payment on any other series of Preferred Stock or any class of capital stock of Emigrant Securities Corp. ranking, as to dividends or upon liquidation, on a parity with or junior to the Series A Preferred Stock for any period (other than dividends payable in the Common Stock or another stock ranking junior to the Series A Preferred Stock as to dividends and upon liquidation), nor shall Emigrant Securities Corp. make any other distribution on the Common Stock or on any other stock of Emigrant Securities Corp. ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, until such time as dividends on all outstanding shares of the Series A Preferred Stock have been declared and paid. As used herein, the phrase "set apart" in respect of the payment of dividends shall require deposit of any funds in a bank, savings association or trust company in a separate deposit account maintained for the benefit of the holders of the Series A Preferred Stock.

         Under the Investment Company Act, Emigrant Securities Corp. is not permitted to incur indebtedness unless after such incurrence, Emigrant Securities Corp. has an Asset Coverage (as defined below) of at least 300% of the aggregate principal balance of indebtedness. Additionally, under the Investment Company Act, Emigrant Securities Corp. may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of Emigrant Securities Corp. has, at the time of any such purchase, an Asset Coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be. "Asset Coverage" means the ratio which the value of the total assets of Emigrant Securities Corp., less all liabilities and indebtedness not represented by Senior Securities (as defined below), bears to the aggregate amount of senior securities representing indebtedness of Emigrant Securities Corp. plus the aggregate of involuntary liquidation preference of the Preferred Stock. "Senior Security" means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends including Preferred Stock. While any shares of Preferred Stock are outstanding, Emigrant Securities Corp. may not declare any cash dividend or other distribution on its capital stock, unless at the time of such declaration, (1) all accumulated Preferred Stock dividends have been paid and
(2) the net asset value of Emigrant Securities Corp.'s portfolio (determined by total assets of Emigrant Securities Corp., less all liabilities and indebtedness, deducting the amount of such dividend, distribution or purchase price, as the case may be) is at least 200% of the liquidation value of the outstanding shares of Preferred Stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act as described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or distributions on Emigrant Securities Corp. capital stock in the event of a default on Emigrant Securities Corp.'s borrowings.

         Holders of the Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full dividends for each Dividend Period, as herein provided, on the Series A Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any Dividend Payment or Dividend Payments which may be in arrears. However, if Emigrant Securities Corp. fails to declare or pay dividends on the Series A Preferred Stock in an amount equal to two full years dividends, the holders of the Series A Preferred Stock will be entitled to elect the majority of the Board of Directors and shall continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

         When dividends are not paid in full upon the Series A Preferred Stock and any Preferred Stock, all dividends declared upon the Series A Preferred Stock and any Preferred Stock shall be declared PRO RATA so that the amount of dividends declared per share on the Series A Preferred Stock and any Preferred Stock shall in all cases bear to each other the same ratio that full dividends, for the then-current Dividend Period, per share on the Series A Preferred Stock (which shall not include any accumulation in respect of unpaid dividends for prior Dividend Periods) and full dividends, including required or permitted accumulations, if any, on such other series of capital stock bear to each other.

         For a discussion of the tax treatment of distributions to stockholders, SEE "FEDERAL INCOME TAX CONSIDERATIONS -- TAXATION OF STOCKHOLDERS."

         REDEMPTION. The Series A Preferred Stock is not redeemable except upon the occurrence of a Tax Event (as defined below). Emigrant Securities Corp. has the right, at any time after the occurrence of a Tax Event to redeem the shares of the Series A Preferred Stock, in whole, but not in part, at a redemption price of $1,000 per share, plus accrued and unpaid dividends to the date fixed for redemption. "Tax Event" means the receipt by Emigrant Securities Corp. of an opinion of Thacher Proffitt & Wood or another nationally recognized law firm experienced in such matters to the effect that, as a result of (i) any amendment to, clarification of, or change (including any announced prospective change) in the laws or treaties (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (ii) any judicial decision, official administrative pronouncement, published or private ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to adopt such procedures or regulations, an "Administrative Action") or (iii) any amendment to, clarification of, or change in the official position or interpretation of such Administrative Action or any interpretation or pronouncement that provides for a position with respect to such Administrative Action that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification or change is effective or such pronouncement or decision is announced on or after the date of issuance of the shares of the Series A Preferred Stock, there is more than an insubstantial risk that (a) dividends paid or to be paid by Emigrant Securities Corp. with respect to the Common Stock and the Preferred Stock are not, or will not be, fully deductible by Emigrant Securities Corp. for United States federal income tax purposes, or (b) Emigrant Securities Corp. is, or will be, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges.

         In the event that fewer than all the outstanding shares of the Series A Preferred Stock are to be redeemed as permitted by the Certificate of Designations, the number of shares to be redeemed shall be determined by the Board of Directors or a duly authorized committee thereof, and the shares to be redeemed shall be determined by lot or PRO RATA as may be determined by the Board of Directors or such duly authorized committee thereof or by such other method as may be approved by the Board of Directors or such duly authorized committee thereof, in its sole discretion to be equitable; PROVIDED, that such method conforms to any applicable rule or regulation of any stock exchange upon which the shares of the Series A Preferred Stock may at the time be listed.

         In the event that Emigrant Securities Corp. redeems shares of the Series A Preferred Stock, notice of such redemption specifying the date fixed for redemption ("Redemption Date") and place of redemption, shall be given by first class mail to each holder of record of the shares to be redeemed at his or her address of record, not more than 60 nor less than 30 days prior to the Redemption Date. Each such notice shall specify: (a) the Redemption Date; (b) the number of shares of the Series A Preferred Stock to be redeemed; (c) the redemption price applicable to the shares to be redeemed and that dividends on shares to be redeemed shall cease to accrue and accumulate on the Redemption Date; and (d) instructions for the surrender of such certificates for the redemption price. If less than all the shares owned by such stockholder are then to be redeemed, the notice shall also specify the number of shares thereof which are to be redeemed and the fact that a new Certificate or Certificates representing any unredeemed shares shall be issued without cost to such holder.

         After notice of redemption of shares of the Series A Preferred Stock has been given as provided in the Certificate of Designations, then, unless Emigrant Securities Corp. has defaulted in providing for the payment of the redemption price and an amount equal to all accrued and unpaid dividends to the Redemption Date, dividends shall cease to accrue on the shares of the Series A Preferred Stock called for redemption at the Redemption Date, all rights of the holders thereof (except the right to receive the redemption price and all accrued and unpaid dividends to the Redemption Date) shall cease with respect to such shares and such shares shall not, after the Redemption Date, be deemed to be outstanding and shall not have the status of Preferred Stock. In case fewer than all the shares represented by any Certificate are redeemed, a new Certificate or Certificates shall be issued representing the unredeemed shares without cost to the holder thereof.

         Any shares of the Series A Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

         Notwithstanding the foregoing provisions of the Certificate of Designations, unless full dividends for the then-current Dividend Period on the Series A Preferred Stock have been, or contemporaneously are, declared and paid, no shares of the Series A Preferred Stock shall be redeemed unless all outstanding shares of the Series A Preferred Stock are redeemed and Emigrant Securities Corp. shall not purchase or otherwise acquire any shares of the Series A Preferred Stock; PROVIDED, HOWEVER, that Emigrant Securities Corp. may purchase or acquire shares of the Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series A Preferred Stock.

         CONVERSION. The holders of the Series A Preferred Stock shall not have any rights to convert such shares into shares of any other class or series of capital stock in Emigrant Securities Corp.

         RIGHTS UPON LIQUIDATION. Upon the voluntary or involuntary liquidation, dissolution or winding up of Emigrant Securities Corp., the holders of the shares of the Series A Preferred Stock are entitled to receive out of the assets of Emigrant Securities Corp. available for distribution to stockholders under applicable law, before any payment or distribution of assets shall be made on the Common Stock or on any other class or series of stock of Emigrant Securities Corp. ranking junior to the Series A Preferred Stock upon liquidation, the amount of $1,000.00 per share ("Liquidation Preference"), plus a sum equal to all dividends accrued on such shares and unpaid to the date fixed for such liquidation, dissolution or winding up, subject to PRO RATA distributions in the event that assets are insufficient to fully fund the Liquidation Preference. After such payment to the holders of the shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock shall have no further right or claim to any of the remaining assets of Emigrant Securities Corp.

         In the event the assets of Emigrant Securities Corp. available for distribution to the holders of Series A Preferred Stock upon any voluntary or involuntary liquidation, dissolution or winding up of Emigrant Securities Corp. shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the Certificate of Designations, no distribution shall be made on account of any shares of any Preferred Stock upon such liquidation, dissolution or winding up unless proportionate amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full amounts to which holders of all such Preferred Stock are respectively entitled upon such dissolution, liquidation or winding up.

         VOTING RIGHTS. Except as required by law, the Series A Preferred Stock shall not have any voting powers, either general or special, except as described below and provided in the Certificate of Incorporation and the Certificate of Designations.

         Unless the vote of the holders of a greater number of shares shall then be required by law, the affirmative vote of the holders of at least a majority of all of the shares of the Series A Preferred Stock at the time outstanding, given in person or by proxy, at a meeting called for the purpose, on which matter the holders of Series A Preferred Stock shall vote together as a separate class, shall be necessary to authorize, effect or validate any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate, amendatory or supplemental thereto, including the Certificate of Designations, which amendment, alteration or repeal, if effected, would, adversely affect the powers, preferences, rights or privileges of the holders of Series A Preferred Stock other than any such amendment or alteration subject to the provisions below.

         Notwithstanding anything set forth herein to the contrary, the Board of Directors without the vote of the holders of Series A Preferred Stock may authorize and issue additional shares of Common Stock and Preferred Stock as to dividends and upon liquidation with the shares of Series A Preferred Stock. No class or series of equity securities of Emigrant Securities Corp. may rank senior to Series A Preferred Stock as to dividends or upon liquidation.

         The Series A Preferred Stock has limited voting rights, as required by law and in the limited circumstances described herein and in the Certificate of Incorporation and the Certificate of Designations. Under Section 18 of the Investment Company Act, the holders of the Series A Preferred Stock shall have the right to elect two directors at all times. If Emigrant Securities Corp. fails to declare or pay dividends on the Series A Preferred Stock in an amount equal to two full years dividends, the holders of the Series A Preferred Stock will be entitled to elect the majority of the Board of Directors and shall continue to be so represented until all dividends in arrears have been paid or otherwise provided for (for purposes of this discussion, directors elected by holders of the Series A Preferred Stock shall be defined as "Preferred Directors"). The holders of the Series A Preferred Stock must approve, by a majority vote, voting as a class, any plan or reorganization adversely affecting the rights of the holders of the Series A Preferred Stock. Pursuant to Section 13(a) of the Investment Company Act, the holders of the Series A Preferred Stock also must approve certain changes in investment policies and the classification of Emigrant Securities Corp. In any matter on which the holders of the Series A Preferred Stock may vote (as expressly provided in the Certificate of Designations or as may be required by law), such holders will be entitled to one vote for each share of the Series A Preferred Stock.

         The term of office of all Preferred Directors in office at any time when the aforesaid voting right is vested in such holders shall terminate upon the election of their successors at any meeting of stockholders held for the purpose of electing directors; PROVIDED, HOWEVER, that without further action, and unless otherwise required by law, any Preferred Director that was elected by the holders of the Series A Preferred Stock may be removed at any time, either with or without cause, by the affirmative vote of the holders of record of a majority of outstanding shares of the Series A Preferred Stock, voting separately as one class, at a duly held meeting of the holders thereof. Upon the later of any termination of the aforesaid voting rights in accordance with the foregoing or the expiration of the minimum term of office required by law, the term of office of all Preferred Directors then in office terminates thereupon, without further action, unless otherwise required by law. Upon such termination, the number of directors constituting the Board of Directors shall, without further action, be reduced by two, subject always to the increase in the number of directors pursuant to the provisions of the Certificate of Incorporation and the Certificate of Designations in the case of the future right of such holders of the Series A Preferred Stock to elect directors as provided therein.

         Unless otherwise required by law, in case of any vacancy occurring among the Preferred Directors, the remaining Preferred Director may appoint a successor to hold office for the unexpired term of the Preferred Director whose place shall be vacant, and if all Preferred Directors so elected cease to serve as directors before their terms shall expire, the holders of the Series A Preferred Stock then outstanding may, at a meeting of such holders duly held, elect successors to hold office for the unexpired terms of such Preferred Directors. The Preferred Directors elected by the holders of the Series A Preferred Stock are entitled to one vote per director on any matter and otherwise to the same rights and privileges as all other directors of Emigrant Securities Corp.

         So long as any shares of the Series A Preferred Stock are outstanding, the Bylaws of Emigrant Securities Corp. provide that the number of directors of Emigrant Securities Corp. is subject to the exercise by the holders of the Series A Preferred Stock of the right to elect directors under the circumstances provided in the Certificate of Designations, and the Certificate of Incorporation shall not contravene such right. On any matter on which the holders of the Series A Preferred Stock are entitled to vote, such holders are entitled to one vote for each share held. The holders of the Series A Preferred Stock may vote only as a separate class; their votes shall not be counted together with the holders of the Common Stock or any other class or series of Preferred Stock as a single class. At any meeting of stockholders held while holders of the Series A Preferred Stock have the voting power, the holders of a majority of the then outstanding shares of the Series A Preferred Stock who are present in person or by proxy is sufficient to constitute a quorum for the election of Preferred Directors as provided in the Certificate of Incorporation.

         Notwithstanding anything to the contrary in Section 262(b) of the DGCL, the holders of the Series A Preferred Stock shall be entitled to dissenters' rights pursuant to, and to the fullest extent permitted by, Section 262(c) of the DGCL in the event of a merger or consolidation in which Emigrant Securities Corp. is a constituent corporation or the sale of substantially all of the assets of Emigrant Securities Corp.

         NO OTHER RIGHTS. The Series A Preferred Stock shall not have any preferences, preemptive, conversion, voting powers or relative, participating, optional or other special rights except as set forth in the Certificate of Incorporation and the Certificate of Designations, as described above or as otherwise required by law.

         RESTRICTIONS ON OWNERSHIP AND TRANSFER. The Certificate of Designations contains certain provisions restricting any transfer of the Series A Preferred Stock that would cause Emigrant Securities Corp. to be beneficially owned by fewer than 100 persons. Such transfer shall be null and void and the intended transferee will acquire no rights to the stock.

         All certificates representing shares of the Series A Preferred Stock will bear a legend referring to the restrictions described above.

                        FEDERAL INCOME TAX CONSIDERATIONS

         The following summary of material federal income tax considerations regarding the Offering is based upon current law, is for general information only and is not tax advice. This summary: (i) does not address all aspects of taxation that may be relevant in the particular circumstances of each stockholder or to certain types of stockholders (such as, banks, thrifts, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or currencies, tax-exempt investors or persons that will hold such stock as a position in a "straddle," as part of a "synthetic security" or "hedge" or as part of a "conversion transaction" or other integrated investment); (ii) addresses only the tax consequences to a person that holds Series A Preferred Stock as a capital asset; (iii) does not include any description of any alternative minimum tax consequences or the tax laws of any state or local government or of any foreign government that may apply to Series A Preferred Stock; and (iv) does not address the tax consequences to any shareholder, partner or beneficiary of a holder of Series A Preferred Stock. This summary is addressed only to a U.S. holder, I.E., a beneficial owner of Series A Preferred Stock that, for U.S. federal income tax purposes, is (or is treated as) a citizen or individual resident of the United States.

         This summary is based on the Code, Treasury regulations thereunder and the administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. The opinion of Deloitte & Touche, described below (SEE "TAXATION OF EMIGRANT SECURITIES CORP. -- GENERAL") is not binding on the Internal Revenue Service ("IRS") or the courts. No rulings have been or are expected to be sought from the IRS with respect to any of the matters described herein. We can give no assurance that the opinion or the conclusions expressed herein will not be challenged by the IRS or, if challenged, that the challenge will not be successful.

TAXATION OF EMIGRANT SECURITIES CORP. -- GENERAL

         Emigrant Securities Corp. will elect on its initial tax return to be taxed as a RIC under Sections 851 through 855 of the Code and the applicable Treasury Regulations ("RIC Tax Requirements"). Emigrant Securities Corp. believes that, commencing with its taxable year ending December 31, 1999, it will be owned and organized and will operate in such a manner as to qualify for taxation as a RIC under the Code, and Emigrant Securities Corp. intends to continue to operate in such a manner, but no assurance can be given that it will operate in a manner so as to qualify or remain qualified.

         The RIC Tax Requirements are technical and complex. The following discussion sets forth only the material aspects of those requirements. This summary is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative and judicial interpretations thereof.

         In the opinion of Deloitte & Touche, special tax advisor to Emigrant Securities Corp. issued to Emigrant Securities Corp. on August 17, 1999, Emigrant Securities Corp. should qualify as a RIC within the meaning of ss. 851 of the Code for its initial tax year ending December 31, 1999, and subsequent tax years where the requirements in the opinion are satisfied. This opinion is based on certain factual assumptions relating to the organization and operation of Emigrant Securities Corp., is conditioned upon certain representations made by Emigrant Securities Corp., Emigrant Resource Corp. and the Bank as to factual matters, such as the organization and expected manner of operation of Emigrant Securities Corp. In addition, this opinion is based upon factual assumptions and representations of Emigrant Securities Corp. concerning its business and assets. Moreover, qualification and taxation as a RIC depends upon Emigrant Securities Corp.'s ability to meet, through actual annual operating results, distribution levels and diversity of asset ownership, the various qualification tests imposed under the Code discussed below. No assurance can be given that the actual results of Emigrant Securities Corp.'s operation for any one taxable year will satisfy such requirements. See "-- FAILURE TO QUALIFY."

         Emigrant Securities Corp. intends to be treated for tax purposes as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If Emigrant Securities Corp. qualifies as a RIC and distributes to its shareholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code, each year ("90% Distribution Requirement"), it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") an amount equal to the sum of 98% of its capital gain net income and 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

         Emigrant Securities Corp. generally will endeavor to distribute to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that Emigrant Securities Corp. will not incur income and excise taxes on its earnings.

         In order to qualify as a RIC for federal income tax purposes, Emigrant Securities Corp. must, among other things: (i) qualify as a registered investment company under the Investment Company Act for all times during its taxable year; (ii) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities; and (iii) diversify its holdings so that at the end of each quarter of the taxable year (a) at least 50% of the value of Emigrant Securities Corp.'s assets consists of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of Emigrant Securities Corp.'s assets and 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of Emigrant Securities Corp.'s assets are invested in securities of one issuer (other than U.S. Government securities or securities of other RICs), or of two or more issuers that are controlled by Emigrant Securities Corp. and are engaged in the same or similar or related trade or businesses.

         If Emigrant Securities Corp. fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether Emigrant Securities Corp. makes any distribution to its shareholders. In addition, in that case, all of Emigrant Securities Corp.'s distributions to its shareholders will be characterized as ordinary income (to the extent of the Emigrant Securities Corp.'s current and accumulated earnings and profits). In contrast, as is explained below, if Emigrant Securities Corp. qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of shareholders.

ORGANIZATION REQUIREMENTS

         INVESTMENT COMPANY ACT. The Code defines a RIC to include a domestic corporation which at all times during the taxable year is registered under the Investment Company Act as a management company or unit investment trust and meets certain other tests, described below, regarding the nature of its income and assets. An investment company is defined in Section 3(a)(1) of the Investment Company Act as any issuer which "(A) is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities. . . ." Generally, if a company invests in securities and issues securities, it will fall within the definition of an investment company under the Investment Company Act. The Investment Company Act defines "security" as, INTER ALIA, "any note . . . evidence of indebtedness, certificate of interest . . . collateral trust certificate . . . transferable share, investment contract . . . ." The portfolio that Emigrant Securities Corp. is expected to hold would include instruments that should qualify as "securities" under the Investment Company Act. In addition, it is anticipated that Emigrant Securities Corp. will at all times hold such assets that it will continue to be classified as a management company for purposes of the Investment Company Act.

         Since Emigrant Securities Corp. will not register the Series A Preferred Stock under the Securities Act, to be considered an investment company, Emigrant Securities Corp. must have at least 100 beneficial owners at all times ("One Hundred Persons Test"). Beneficial owners may hold shares of Common Stock, Preferred Stock or debt securities of Emigrant Securities Corp. Under the Investment Company Act, directors and executive officers of Emigrant Securities Corp. will not be considered beneficial owners for purposes of attaining 100 beneficial owners. In addition, employees of Emigrant Securities Corp. and employees of any entity that manages the investment activities of Emigrant Securities Corp., and who have been participating in investment activities for any entity for at least 12 months, do not count as beneficial owners.

         Emigrant Securities Corp. expects that the Series A Preferred Stock will be held by not fewer than 100 beneficial owners at all times that such shares are outstanding. Such ownership of the Series A Preferred Stock would allow Emigrant Securities Corp. to meet the One Hundred Persons Test. It is possible that, because they will represent a relatively small percentage of the equity of Emigrant Securities Corp., the shares of Series A Preferred Stock will not be treated as beneficial ownership interests in Emigrant Securities Corp. However, such shares will have a stated value of $1,000 each and dividend rights that are identical with the rights of other shares of the Preferred Stock that may be issued by Emigrant Securities Corp. and superior to the rights of the Common Stock, as well as redemption and liquidation rights that are comparable to such rights normally adhering to preferred stock. Furthermore, such shares will be freely transferable except for transfer restrictions that are commonly placed on stock issued by RICs to ensure compliance with the RIC Tax Requirements of the Code and the Investment Company Act. So long as the holders of stock issued by a RIC possess the normal rights of corporate stockholders and such stock has value, the degree of equity interest represented by such stock, even though quite small, should not result in a failure to meet the One Hundred Persons Test.

         INCOME TEST. In order to maintain qualification as a RIC, Emigrant Securities Corp. must annually satisfy a gross income requirement. At least 90% of Emigrant Securities Corp.'s gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Test"). It is anticipated that Emigrant Securities Corp.'s portfolio will consist of assets such that at least 90% of its gross income at all times will consist of dividends, interest, currencies or other income to satisfy the Income Test.

         ANNUAL DISTRIBUTION REQUIREMENTS. In order to be treated as a RIC, Emigrant Securities Corp. is required to distribute dividends (other than capital gain dividends) to its stockholders in an amount at least equal to (A) the sum of (i) 90% of Emigrant Securities Corp.'s "investment company taxable income" (computed without regard to the dividends paid deduction and Emigrant Securities Corp.'s net capital gain) plus (ii) 90% of its interest income from certain tax-exempt obligations in excess of certain related expenses. Such distributions must be paid in the taxable year to which they relate or in the following taxable year if declared before Emigrant Securities Corp. timely files its tax return for such year and if paid on or before the first regular dividend payment after such declaration and within 12 months of the end of such tax year. To the extent that Emigrant Securities Corp. does not distribute (or is not treated as having distributed) all of its net capital gain or distributes (or is treated as having distributed) at least 90%, but less than 100% of its "investment company taxable income," as adjusted, it will be subject to tax thereon at the highest corporate tax rate. In addition, Emigrant Securities Corp. may be subject to personal holding company taxes because Emigrant Securities Corp. may be a personal holding company. The Code permits a stockholder to elect to be treated for tax purposes as having (i) received a distribution in the amount specified in the election and (ii) contributed the amount thereof to the capital of Emigrant Securities Corp. In the event Emigrant Securities Corp. fails to distribute 100% of its income and capital gains, Emigrant Resource Corp. may elect to be so treated. In addition, Emigrant Securities Corp. may elect to retain and be taxed on all or part of its long-term capital gain but treat such retained gain as having been distributed to its stockholders, in which case each stockholder must include as long-term capital gain in such stockholder's income tax return such stockholder's allocable portion of such retained gain and will receive a tax credit for the tax imposed on Emigrant Securities Corp. on such portion of the retained gain. In addition, each stockholder will have an increased basis for the stock of the RIC if the election is made.

         If Emigrant Securities Corp. distributes in a timely manner (or treats as 'deemed distributed') an amount equal to the sum of 98% of its capital gain net income and 98% of its ordinary income for each measurement period plus any undistributed amounts from prior periods, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

         Generally, "investment company taxable income" is the taxable income of a RIC, which generally is computed in the same fashion as the taxable income of any corporation, except that (i) certain deductions are not available, such as the deduction for dividends received, (ii) Emigrant Securities Corp. may deduct dividends paid (or deemed paid) during the taxable year, (iii) net capital gain is excluded, and (iv) certain other adjustments are made. For purposes of clause
(iii), "net capital gain" is the excess of net long-term capital gain over net short-term capital loss. Although net capital gain is not included in investment company taxable income and, therefore, is not required to be distributed to stockholders, such gain will be taxable to Emigrant Securities Corp. to the extent it is not so distributed (or deemed distributed), and a failure to distribute a sufficient amount of capital gain may cause Emigrant Securities to incur the 4% excise discussed in the preceding paragraph.

         Under certain circumstances, Emigrant Securities Corp. may be able to rectify a failure to meet the 90% Distribution Requirement for a year by paying "deficiency dividends" to stockholders in a later year, which may be included in Emigrant Securities Corp.'s deduction for dividends paid for the earlier year. Thus, Emigrant Securities Corp. may be able to avoid being taxed on amounts distributed as deficiency dividends; however, Emigrant Securities Corp. will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

FAILURE TO QUALIFY

         If Emigrant Securities Corp. fails to qualify for taxation as a RIC in any taxable year and the relief provisions described above do not apply, Emigrant Securities Corp. will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to stockholders in any year in which Emigrant Securities Corp. fails to qualify will not be deductible by Emigrant Securities Corp. nor will they be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to stockholders will be taxable as ordinary income, and subject to certain limitations of the Code, corporate distributees may be eligible for the dividends-received deduction.

TAXATION OF STOCKHOLDERS

         DISTRIBUTIONS GENERALLY. Distributions of Emigrant Securities Corp. are generally taxable to shareholders as ordinary income or capital gains. Shareholders will receive notification from Emigrant Securities Corp. after the end of the year of the amount and nature of the income or gains distributed (or deemed distributed) to them for that year.

         Distributions of the ordinary income and net short-term capital gain of Emigrant Securities Corp. generally are taxable to shareholders as ordinary income. The dividends received from the Series A Preferred Stock will not be a tax preference for purposes of the alternative minimum tax. Distributions of net capital gains, if any, designated by Emigrant Securities Corp. as capital gains dividends generally will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares. Dividends declared and payable by Emigrant Securities Corp. to shareholders of record in October, November or December of a given year that are paid during the following January will be treated as having been received by shareholders on December 31 of the year of declaration.

         Emigrant Securities Corp.'s ordinary income dividends to its corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that Emigrant Securities Corp. has received qualifying dividend income during the taxable year. Capital gain dividends distributed by Emigrant Securities Corp. are not eligible for the dividends received deduction.

         Any gain or loss realized upon a taxable disposition of shares of Emigrant Securities Corp. or upon receipt of a liquidating distribution will be treated as capital gain or loss. If gain is realized with respect to shares held by an individual for more than one year, it will be subject to taxation at a maximum rate of 20% (10% with respect to taxpayers in the 15% tax bracket). The gain or loss will be short-term capital gain or loss if the shares have been held for one year or less. If a shareholder has received any capital gain dividends with respect to such shares, any loss realized upon a taxable disposition of shares treated under the Code as having been held for six months or less, to the extent of such capital gain dividends, will be treated as a long-term capital loss. All or a portion of any loss realized upon a taxable disposition of shares of Emigrant Securities Corp. will be disallowed if other shares of Emigrant Securities Corp. are purchased within 30 days before or after the disposition.

INFORMATION REPORTING REQUIREMENTS AND BACKUP WITHHOLDING TAX

         Emigrant Securities Corp. will report to its stockholders and the IRS the amount of dividends paid or deemed paid during each calendar year, and the amount of tax withheld, if any. Under certain circumstances, a stockholder of Series A Preferred Stock may be subject to backup withholding at a rate of 31% on payments made with respect to, or cash proceeds of a sale or exchange of, Series A Preferred Stock. Backup withholding will apply only if the holder (i) fails to furnish the person required to withhold with its Taxpayer Identification Number ("TIN") which, for an individual, would be his or her Social Security Number, (ii) furnishes an incorrect TIN, (iii) is notified by the IRS that it has failed properly to report payments of interest and dividends, or (iv) under certain circumstances, fails to certify, under penalty of perjury, that it has furnished a correct TIN and has not been notified by the IRS that it is subject to backup withholding for failure to report interest and dividend payments. Backup withholding will not apply with respect to payments made to certain exempt recipients, such as corporations and tax-exempt organizations. A stockholder should consult with a tax advisor regarding qualification for exemption from backup withholding and the procedure for obtaining such an exemption. Backup withholding is not an additional tax. Rather, the amount of any backup withholding with respect to a payment to a stockholder will be allowed as a credit against such stockholder's United States federal income tax liability and may entitle such stockholder to a refund, provided that the required information is furnished to the IRS.

OTHER TAX CONSEQUENCES

         Emigrant Securities Corp. and its stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of Emigrant Securities Corp. and its stockholders may not conform to the federal income tax consequences discussed above. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in Emigrant Securities Corp.

                           PART C - OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

I.       Financial Statements

         (a)      Report of Independent Auditors
         (b)      Statement of Assets and Liabilities of Emigrant Securities
                  Corp.

II.      Exhibits

         (a)      Certificate of Incorporation of Emigrant Securities Corp.
         (b)      Bylaws of Emigrant Securities Corp.
         (d) Certificate of Preferences, Designations and Rights of 10% Series A Preferred Stock of Emigrant Securities Corp.
         (n)      Consent and Opinion of Deloitte & Touche LLP

Item 25.          MARKETING ARRANGEMENTS

         Not Applicable

Item 26           OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not Applicable

Item 27.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         No person is controlled by or under common control with Emigrant Securities Corp.

Item 28.          NUMBER OF HOLDERS OF SECURITIES AS OF NOVEMBER 19, 1999

TITLE OF CLASS                                                                  NUMBER OF RECORD HOLDERS
--------------                                                                  ------------------------
Common Stock, par value $0.01 per share                                                       1
10% Cumulative Series A Preferred Stock, par value $0.01 per share                          126


Item 29.          INDEMNIFICATION

         Section 145 of the DGCL gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions and gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise.

         With respect to a proceeding by or in the right of the corporation, such person may be indemnified against expenses (including attorneys' fees), actually and reasonably incurred, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. The DGCL provides, however, that indemnification shall not be permitted in such a proceeding if such person is adjudged liable to the corporation unless, and only to the extent that, the court, upon application, determines, that he is entitled to indemnification under the circumstances. With respect to proceedings other than those brought by or in the right of the corporation, notwithstanding the outcome of such a proceeding, such person may be indemnified against judgments, fines and amounts paid in settlement, as well as expenses, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reason to believe his conduct was unlawful.

         Except with respect to mandatory indemnification of expenses to successful defendants as described in the preceding paragraph or pursuant to a court order, the indemnification described in this paragraph may be made only upon a determination in each specific case (i) by majority vote of the directors that are not parties to the proceeding, even though less than a quorum, (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

         The DGCL permits a corporation to advance expenses incurred by a proposed indemnitee in advance of final disposition of the proceeding, provided that the indemnitee undertakes to repay such advanced expenses if it is ultimately determined that such indemnitee is not entitled to indemnification. A corporation also may purchase insurance on behalf of an indemnitee against any liability asserted against such person, in his or her designated capacity, whether or not the corporation itself would be empowered to indemnify him or her against such liability.

         Article IX of the Certificate of Incorporation permits indemnification of Emigrant Securities Corp.'s directors and officers to the fullest extent permitted by the DGCL, except as may be expressly prohibited by applicable law.

Item 30.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Not Applicable

Item 31.          LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of Emigrant Securities Corp. will be maintained at the office of Emigrant Savings Bank, 5 East 42nd Street, New York, New York 10048.

Item 32.          MANAGEMENT SERVICES

         Emigrant Securities Corp. is internally managed by its officers and except as described under the caption "Management and Services" is not a party to any management service related contract.

Item 33           UNDERTAKINGS

         Not Applicable

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of November, 1999.

                                    EMIGRANT SECURITIES CORP.



                                    By:/s/ Gilbert S. Stein
                                       -----------------------------------------
                                           Gilbert S. Stein
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT                DESCRIPTION
-------------          --------------------
2.a                    Certificate of incorporation of Emigrant Securities Corp.
2.b                    Bylaws of Emigrant Securities Corp.
2.d                    Certificate of Designations of Emigrant Securities Corp.
2.n (i)                Consent of Deloitte & Touche LLP
2.n (ii)               Opinion of Deloitte & Touche LLP, dated August 17, 1999






                                       C-1